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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 17, 1998


                             THE GRAND UNION COMPANY
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-26602                                      22-1518276
 (Commission File Number)                (I.R.S. Employer Identification No.)


        201 Willowbrook Boulevard
        Wayne, New Jersey                                   07470

(Address of Principal Executive Offices)                  (Zip Code)


                                 (973) 890-6000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable

          (Former Name or Former Address, if Changed Since Last Report)


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NYFS03...:\18\50318\0003\1708\FRM8188K.040

Item 5.     OTHER EVENTS.

      On August 17, 1998 (the "Effective Date"), pursuant to an order of the United States Bankruptcy Court for the District of New Jersey entered on August 5, 1998 confirming the plan of reorganization (the "Plan") of The Grand Union Company (the "Company"), the Company substantially consummated its Plan. The Company's press release announcing the consummation of the Plan is attached as an exhibit hereto.

      Pursuant to the Plan and as disclosed in the Company's Disclosure Statement dated May 22, 1998, as previously filed, the unofficial committee of holders of the Company's 12% Senior Notes due September 1, 2004 added eight (8) members to the Company's Board of Directors on the Effective Date. Certain information with respect to the Directors and Executive Officers of the Company on the Effective Date is attached as an exhibit hereto and is incorporated herein by reference thereto. After the Effective Date, the holders of the new common stock will be entitled to elect all of the directors of the Company.

      On the Effective Date, the Company also entered into a $300 million credit facility underwritten by UBS AG, Stamford Branch, and Lehman Commercial Paper Inc. and a related Guarantee and Collateral Agreement, each of which are attached as exhibits hereto and are incorporated herein by reference thereto.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

             2.1 Disclosure Statement, dated May 22, 1998 (including Plan of Reorganization attached as Exhibit 1 thereto), incorporated by reference to the Company's Current Report on Form 8-K dated May 27, 1998.

             4.1 Certificate of Elimination of Class A and Class B Convertible Preferred Stock of the Company.

            10.1 Credit Agreement, dated as of August 17, 1998, by and among the Company, the several lenders from time to time party thereto, Warburg Dillon Read LLC, as Co-Advisor and Co-Arranger, UBS AG, Stamford Branch, as Syndication Agent, Lehman Brother Inc., as Co-Advisor and Co-Arranger, and Lehman Commercial Paper Inc., as Administrative Agent and Collateral Agent.




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
            10.2 Guarantee and Collateral Agreement, dated as of August 17, 1998, made by the Company and its subsidiaries in favor of Lehman Commercial Paper Inc., as Collateral Agent.

            99.1 Press Release, dated August 17, 1998.

            99.2  Directors and Executive Officers of the Company.



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GRAND UNION COMPANY



Dated: August 19, 1998                  By: /s/ Jeffrey P. Freimark
                                            ------------------------
                                            Name:  Jeffrey P. Freimark
                                            Title: Executive Vice President
                                                   and Chief Financial Officer



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
                                  EXHIBIT INDEX


                  Exhibit
                  -------

 2.1 Disclosure Statement, dated May 22, 1998 (including Plan of Reorganization attached as Exhibit 1 thereto), incorporated by reference to the Company's Current Report on Form 8-K dated May 27, 1998.

 4.1 Certificate of Elimination of Class A and Class B Convertible Preferred Stock of the Company.

10.1 Credit Agreement, dated as of August 17, 1998, by and among the Company, the several lenders from time to time party thereto, Warburg Dillon Read LLC, as Co-Advisor and Co-Arranger, UBS AG, Stamford Branch, as Syndication Agent, Lehman Brother Inc., as Co-Advisor and Co-Arranger, and Lehman Commercial Paper Inc., as Administrative Agent and Collateral Agent.

10.2 Guarantee and Collateral Agreement, dated as of August 17, 1998, made by the Company and its subsidiaries in favor of Lehman Commercial Paper Inc., as Collateral Agent.

99.1 Press Release, dated August 17, 1998.

99.2  Directors and Executive Officers of the Company.



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